UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 2, 2005

RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky (State or other jurisdiction of incorporation)	0-20372 (Commission File Number)	61-0875371 (IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)	40223 (Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On March 2, 2005, Michael J. Foster, a director of Res-Care, Inc. since 2001, notified ResCare that he will not stand for re-election as a member of the ResCare Board of Directors when his term expires this year. Mr. Foster is the general partner of the general partner of RFE Investment V, LP, which currently holds 789,488 shares of ResCare stock. RFE is disposing of most of its ResCare stock pursuant to a written trading plan that conforms to the requirements of SEC Rule 10b5-1 and in furtherance of its investment objectives, liquidity preferences and other criteria. The plan is further described on ResCare’s website www.rescare.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.
Date: March 7, 2005	By	/s/ Ronald G. Geary

Ronald G. Geary Chairman, CEO and President